Exhibit 99.1

2006 Business Activity FSA produced $900 million in PV originations (down approximately 10% from 2005) Asset-backed Existing lines – spread constraints New asset classes – whole business securitization, Triple-X International Solid performance led by public infrastructure finance Strength in utility business Geographic expansion – Central Europe, Mexico, Japan Financial Products Portfolio now exceeds $16 billion U.S. public finance Core municipal business – spread constraints Expanding infrastructure finance opportunities